UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 30, 2011
WESTWOOD ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, 10th Floor New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (212) 641-2000

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant's Business and Operations

Item 1.01      Entry into a Material Definitive Agreement.

On August 30, 2011, Westwood One, Inc. (the “Company” or “Westwood”) entered into an Eighth Amendment to our Credit Agreement and Seventh Amendment to our Securities Purchase Agreement, each for the sole purpose of extending the maturity date of the debt represented by each such agreement from July 15, 2012 to October 15, 2012.  The Senior Notes held by Gores were also amended to reflect the October 15, 2012 maturity date.

Section 8    Other Information

Item 8.01     Other Events.

Westwood One, Inc., a Delaware corporation (the “Company” or “Westwood”) is filing this Current Report on Form 8-K (this “8-K”) to retrospectively present its Metro Traffic business (“Metro”) as discontinued operations in: (1) Item 6 - Selected Financial Data, (2) Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) and (3) the consolidated financial statements and notes thereto for all periods presented in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the "2010 Form 10-K").  Given the sale of Metro, the Company now operates in one segment, Network Radio.  Accordingly, all segment data has been removed from the MD&A and consolidated financial statements and notes thereto.  This update is consistent with the presentation of continuing and discontinued operations included in the Company's Quarterly Report on Form 10-Q for the second quarter ended June 30, 2011.  The sale (divestiture) of Metro was completed on April 29, 2011.

The presentation of Metro as a discontinued operation affects only the manner in which certain financial information was previously reported. We have not restated or revised Westwood's net income (loss) in any previously reported financial statements.  Except for the matters noted above affecting changes in presentation, no other information in the 2010 Form 10-K is being updated for events or developments that occurred subsequent to the filing of the 2010 Form 10-K on April 15, 2011.  Without limitation of the foregoing, this filing does not purport to update the MD&A contained in the 2010 Form 10-K for any information, uncertainties, transactions, proceedings, risks, events or trends occurring or known to management.  More current information is contained in the Company's other filings with the Securities and Exchange Commission (“SEC”), including the Company's Quarterly Reports on Forms 10-Q for the three-month periods ended March 31, 2011 and June 30, 2011, respectively.  This 8-K should be read in conjunction with the Company's 2010 Form 10-K, the aforementioned Quarterly Reports on Form 10-Q and our other SEC filings which contain important information regarding events and developments that have occurred since the filing of the 2010 Form 10-K.

Information contained in the exhibits hereto should be read in conjunction with, and as a supplement to, information contained in the 2010 Form 10-K.

Section 9    Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(d)        Exhibits.

The following is a list of the exhibits filed as a part of this Form 8-K:

Exhibit No.	Description of Exhibit
(d)	Exhibits.
4.1
Eighth Amendment, made and entered into as of August 30, 2011, to Credit Agreement, dated as of April 23, 2009, by and among the Company and Wells Fargo Foothill, LLC, and the lenders signatory thereto.

4.2	Seventh Amendment, made and entered into as of August 30, 2011, Securities Purchase Agreement , dated as of April 23, 2009, by and among the Company and Gores Group, LLC
99.1	Selected Financial Data
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations
99.3	Financial Statements and Supplementary Data
99.4	Consent of PricewaterhouseCoopers, LLP
101	Interactive data files pursuant to Rule 405 of Regulation S-T

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westwood One, Inc.

By:	/s/ DAVID HILLMAN
Name:	David Hillman
Title:	Chief Administrative Officer; EVP, Business Affairs, General Counsel and Secretary

Dated:  September 6, 2011